UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

ANNUAL REPORT
December 31, 2022
T. ROWE PRICE
TSPA	U.S. Equity Research ETF
For more insights from T. Rowe Price investment professionals, go to troweprice.com.

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T. ROWE PRICE U.S. EQUITY RESEARCH ETF

HIGHLIGHTS
■	The U.S. Equity Research ETF underperformed the S&P 500 Index (based on net asset value and market price) during the 12-month period ended December 31, 2022.
■	Stock selection in four of 11 sectors contributed to relative returns during the reporting period.
■	Information technology, health care, financials, and consumer discretionary were the fund’s largest sector allocations in absolute terms.
■	Heading into 2023, capital markets appear to have priced in a significant global economic slowdown. The key question is whether this deceleration will end in a “soft landing”—with slower but still positive growth—or in a full-fledged recession that drags down earnings.
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T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Market Commentary
Dear Shareholder
Nearly all major global stock and bond indexes fell sharply in 2022, as investors contended with persistently high inflation, tightening financial conditions, and slowing economic and corporate earnings growth.
Double-digit losses were common in equity markets around the world, and bond investors also faced a historically tough environment amid a sharp rise in interest rates. Value shares declined but outperformed growth stocks by a considerable margin as equity investors turned risk averse and as rising rates put downward pressure on growth stock valuations. Emerging markets stocks generally underperformed shares in developed markets. Meanwhile, the U.S. dollar strengthened versus most currencies during the period, which weighed on returns for U.S. investors in international securities.
Within the S& P 500 Index, energy was a rare bright spot, gaining more than 60% as oil prices jumped in response to Russia’s invasion of Ukraine and concerns over commodity supply shortages. Defensive shares, such as utilities, consumer staples, and health care, held up relatively well and finished the year with roughly flat returns. Conversely, communication services, consumer discretionary, and information technology shares suffered the largest declines.
Elevated inflation remained a leading concern for investors throughout the period, although there were signs that price increases were moderating by year-end. November’s consumer price index data showed headline inflation rising 7.1% on a 12-month basis, the lowest level since December 2021 but still well above the Federal Reserve’s 2% long-term target.
In response to the high inflation readings, global central banks tightened monetary policy, and investors focused on communications from central bank officials on how high rates would have to go. The Fed, which at the end of 2021 had forecast that it would only need to raise interest rates 0.75 percentage point in all of 2022, raised its short-term lending benchmark from near zero in March to a target range of 4.25% to 4.50% by December and indicated that additional hikes are likely.
Bond yields increased considerably across the U.S. Treasury yield curve as the Fed tightened monetary policy, with the yield on the benchmark 10-year U.S. Treasury note climbing from 1.52% at the start of the period to 3.88% at the end of the year. Significant inversions in the yield curve, which are often considered a warning sign of a coming recession, occurred during the period as shorter-maturity Treasuries experienced the largest yield increases. The sharp

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

increase in yields led to historically weak results across the fixed income market, with the Bloomberg U.S. Aggregate Bond Index delivering its worst year on record. (Bond prices and yields move in opposite directions.)
As the period came to an end, the economic backdrop appeared mixed. Although manufacturing gauges have drifted toward contraction levels, the U.S. jobs market remained resilient, and corporate and household balance sheets appeared strong. Meanwhile, the housing market has weakened amid rising mortgage rates.
The past year has been a trying time for investors as few sectors remained untouched by the broad headwinds that markets faced, and volatility may continue in the near term as central banks tighten policy amid slowing economic growth. However, in our view, there continue to be opportunities for selective investors focused on fundamentals. Valuations in most global equity markets have improved markedly, although U.S. equities still appear relatively expensive by historical standards, while bond yields have reached some of the most attractive levels since the 2008 global financial crisis.
We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Management’s Discussion of Fund Performance
INVESTMENT OBJECTIVE
The fund seeks to provide long-term capital growth.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The U.S. Equity Research ETF returned -18.64% (based on net asset value) and -18.69% (at market price) for the 12 months ended December 31, 2022. The fund underperformed its benchmark, the S&P 500 Index, and its Lipper peer group. (Past performance cannot guarantee future results.)
What factors influenced the fund’s performance?
The fund’s objective is to outperform the S&P 500 by investing in our research analysts’ highest-conviction stocks while keeping sector and industry allocations close to their weightings in the index. Stock selection in four of 11 sectors contributed to relative performance during the period. The energy, industrials and business services, and communication services sectors detracted the most from relative performance, while the financials and health care sectors were the largest contributors on a relative basis.
PERFORMANCE COMPARISON
	Total Return
Periods Ended 12/31/22	6 Months	12 months
U.S. Equity Research ETF (Based on Net Asset Value)	2.07%	-18.64%
U.S. Equity Research ETF (At Market Price)*	2.34	-18.69
S&P 500 Index	2.31	-18.11
Lipper Large-Cap Core Funds Index	3.31	-17.00
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

The energy sector was the largest detractor from the fund’s relative performance versus the S&P 500 Index due to our underweight position. An underweight position in integrated oil and gas company ExxonMobil weighed on relative returns as the company benefited from elevated oil and gas prices during much of the period. Shares appreciated further on supply concerns after the U.S. announced it would ban oil imports from Russia, and the European Union also announced that it would decrease its member nations’ imports of Russian energy by the end of 2022. We added to our position during the year as we believe the company could be entering a period of structural growth as a big slate of projects is set to come online over the next two to three years. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
Not owning oil field services company Schlumberger also detracted from relative performance as oil prices rose during much of the period. Shares also advanced in the fourth quarter after the company reported its highest profit in seven years, driven by growth in international drilling, and raised its guidance for the rest of 2022. We prefer higher-conviction investments elsewhere in the portfolio.
An average overweight position in Generac Holdings, a dominant player in a large and underpenetrated home standby generator market, hurt relative results in the industrials and business services sector. Shares were pressured by weakening demand as the home standby generator market slowed during the year. We trimmed our position in favor of higher-conviction investments elsewhere in the portfolio. Not owning defense contractor Lockheed Martin further weighed on relative gains. Shares advanced early in the year as global defense spending budgets increased following Russia’s invasion of Ukraine. The stock also received a boost later in the period after the company reported better-than-feared quarterly results, leading investors to believe that the business could be back on track after a period of underperformance. We remain underweight as we believe Lockheed Martin’s product portfolio is overly levered to legacy Department of Defense programs that will plateau or decline over the next several years.
Within the communication services sector, an overweight in social media company Meta Platforms detracted from relative gains. Shares were pressured by iOS privacy headwinds, increasing competitive threats, and engagement concerns. The company was also negatively affected by the broad sell-off in technology stocks later in the period. We believe that Meta’s share of consumer time spent on mobile devices, coupled with its ad monetization and targeting capabilities, should help it generate advertising-led revenue growth over the next several years.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Conversely, stock selection in the financials sector added value, led by our underweight position in global bank JPMorgan Chase. Shares slumped after management warned that the company won’t meet its longer-term target returns for at least the next year. In recent months, macroeconomic headwinds, including inflation and slowing growth, have weighed on the stock. While we remain underweight, we added to our position in mid-2022 as we like the company’s offensive qualities (including rate sensitivity, scale, robust loan growth, and capital markets businesses) as well as its defensive qualities (including lower density of loans on balance sheet, offsetting fee businesses, and relatively conservative underwriting that will serve it well in an uncertain macroeconomic backdrop).
An overweight position in pharmaceutical company Eli Lilly contributed to relative results in health care. During the period, shares were boosted by better-than-expected first-quarter 2022 earnings and revenues and U.S. Food and Drug Administration approval of the company’s new diabetes drug, tirzepatide. Positive results from a number of other drugs in the company’s pipeline also drove shares higher throughout the year.
We believe the company has several late-stage assets with high probabilities of success that will benefit its visibility and revenue over the next 12 to 18 months. We also expect Eli Lilly’s base business will remain stable against competition and drug pricing pressures, and we are encouraged by management’s goal of increasing the company’s operating margin percentage over the next five years.
How is the fund positioned?
Similar to the S&P 500 Index, information technology, health care, financials, and consumer discretionary were the fund’s largest sector positions in absolute terms and represented more than 60% of the fund’s net assets at the end of the period.
Enterprise software-as-a-service provider Salesforce, industrial conglomerate GE, and wireless carrier T-Mobile US represented the fund’s largest overweight stocks versus the benchmark. We believe that Salesforce offers a highly recurring subscription business model that is well positioned to benefit from secular tailwinds as enterprises migrate to the cloud. We see the potential for strong free cash flow growth over the next several years given its advantaged positioning and long runway for margin expansion. We are optimistic about the efforts of GE Chief Executive Officer Larry Culp to strengthen the company’s balance sheet and improve operations. We see value in GE’s Aerospace division and also believe GE’s plan to split into three separate companies will be beneficial for shareholders. In our view, T-Mobile has the potential to become the best wireless

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

network in the U.S. as it realizes synergies from the Sprint merger, increases its exposure to suburban and rural areas as well as the enterprise wireless market segment, and further expands its 5G network leadership.
Notable additions to the portfolio during the period included software business Adobe, regional bank U.S. Bancorp, and software-as-a-service provider ServiceNow.
What is portfolio management’s outlook?
Heading into 2023, capital markets appear to have priced in a significant global economic slowdown. The key question is whether this deceleration will end in a “soft landing”—with slower but still positive growth—or in a full-fledged recession that drags down earnings. Much depends on the Federal Reserve (Fed) and the world’s other major central banks as they continue efforts to bring
SECTOR DIVERSIFICATION
	Percent of Net Assets
	6/30/22	12/31/22
Information Technology	26.6%	26.2%
Health Care	15.6	16.5
Financials	10.7	12.1
Consumer Discretionary	11.2	10.1
Industrials and Business Services	7.0	7.7
Consumer Staples	6.7	7.2
Communication Services	8.8	7.1
Energy	3.6	4.9
Utilities	3.4	3.3
Materials	3.3	3.0
Real Estate	2.8	2.5
Other and Reserves	0.3	-0.6
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

inflation under control by hiking interest rates and draining liquidity from the markets. While Fed hiking cycles don’t generally end well, especially when inflation is running high, investors shouldn’t assume a deep downturn is inevitable.
Nevertheless, geopolitical risks will remain potential triggers for downside volatility in 2023. Structural factors, such as bank capital requirements that constrain market liquidity, could magnify price movements, both up and down. Moreover, with most central banks seeking tighter financial conditions, investors can’t count on them to intervene if markets fall. We’ve come out of a period where central banks had strong motivation to suppress volatility as controlling inflation has become the priority.
Regardless of the stock market’s day-to-day performance, our investment strategy remains the same, relying on the insights of our research analysts to identify favorable long-term investment opportunities in each sector of the S&P 500 Index while keeping sector weights close to those of the benchmark.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

RISKS OF STOCK INVESTING
As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.
BENCHMARK INFORMATION
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2023 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: The S& P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by T. Rowe Price. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); T. Rowe Price is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST ISSUERS
Percent of Net Assets
12/31/22
Apple	5.9%
Microsoft	5.9
Alphabet	3.2
Amazon.com	2.4
UnitedHealth Group	1.7
Berkshire Hathaway	1.4
NVIDIA	1.4
Visa	1.3
Johnson & Johnson	1.3
ExxonMobil	1.3
Eli Lilly	1.2
JPMorgan Chase	1.1
Home Depot	1.1
Broadcom	1.1
Salesforce.com	1.1
Procter & Gamble	1.1
Chevron	1.0
AbbVie	1.0
MasterCard	1.0
GE	0.9
T-Mobile US	0.9
Merck	0.9
Thermo Fisher Scientific	0.9
Accenture	0.9
Meta Platforms	0.9
Total	40.9%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
U.S. Equity Research ETF
Note: See the Average Annual Compound Total Return table.
*Since 6/30/21.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 12/31/22	One Year	Since Inception 6/8/21
U.S. Equity Research ETF (Based on Net Asset Value)	-18.64%	-4.95%
U.S. Equity Research ETF (At Market Price)	-18.69	-4.95
The fund's performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com).
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. Past performance cannot guarantee future results. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.
PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
U.S. Equity Research ETF	0.34%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

FUND EXPENSE EXAMPLE (continued)
U.S. Equity Research ETF
	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22 to 12/31/22
Actual	$1,000.00	$1,020.70	$1.73
Hypothetical (assumes 5% return before expenses)	1,000.00	1,023.49	1.73

*	Expenses are equal to the fund’s annualized expense ratio for the 6-month period (0.34%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended	6/8/21 (1) Through
	12/31/22	12/31/21
NET ASSET VALUE
Beginning of period	$ 28.25	$ 25.00
Investment activities
Net investment income(2) (3)	0.26	0.14
Net realized and unrealized gain/loss	(5.53)	3.23
Total from investment activities	(5.27)	3.37
Distributions
Net investment income	(0.23)	(0.12)
Net realized gain	(0.03)	-
Total distributions to shareholders	(0.26)	(0.12)
NET ASSET VALUE
End of period	$ 22.72	$ 28.25
Ratios/Supplemental Data
Total return, based on NAV(3) (4)	(18.64)%	13.51%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.34%	0.34% (5)
Net expenses after waivers/payments by Price Associates	0.34%	0.34% (5)
Net investment income	1.05%	0.92% (5)
Portfolio turnover rate(6)	39.9%	13.0%
Net assets, end of period (in thousands)	$ 23,064	$ 23,165

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 6 for details to expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
(6)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

December 31, 2022
PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)
COMMON STOCKS 100.6%
COMMUNICATION SERVICES 7.1%
Diversified Telecommunication Services 0.6%
Verizon Communications	3,370	133
		133
Entertainment 1.3%
Activision Blizzard	553	42
Netflix (1)	372	110
Walt Disney (1)	1,822	158
		310
Interactive Media & Services 4.1%
Alphabet, Class A (1)	3,478	307
Alphabet, Class C (1)	5,038	447
Meta Platforms, Class A (1)	1,674	202
		956
Media 0.2%
Charter Communications, Class A (1)	13	5
Comcast, Class A	942	33
		38
Wireless Telecommunication Services 0.9%
T-Mobile US (1)	1,487	208
		208
Total Communication Services		1,645
CONSUMER DISCRETIONARY 10.1%
Auto Components 0.2%
Aptiv (1)	74	7
Magna International	400	22

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Mobileye Global, Class A (1)	308	11
		40
Automobiles 0.7%
Rivian Automotive, Class A (1)	157	3
Tesla (1)	1,283	158
		161
Diversified Consumer Services 0.1%
Bright Horizons Family Solutions (1)	356	22
		22
Hotels Restaurants & Leisure 2.6%
Booking Holdings (1)	33	67
Chipotle Mexican Grill (1)	47	65
Hilton Worldwide Holdings	406	51
Las Vegas Sands (1)	788	38
Marriott International, Class A	382	57
McDonald's	584	154
MGM Resorts International	914	31
Starbucks	971	96
Wynn Resorts (1)	440	36
		595
Household Durables 0.1%
NVR (1)	7	32
		32
Internet & Direct Marketing Retail 2.4%
Amazon.com (1)	6,637	558
		558
Multiline Retail 0.4%
Dollar General	244	60

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Dollar Tree (1)	236	34
		94
Specialty Retail 2.9%
AutoZone (1)	23	57
Burlington Stores (1)	237	48
Home Depot	815	257
Lowe's	286	57
O'Reilly Automotive (1)	99	83
Ross Stores	686	80
TJX	762	61
Ulta Beauty (1)	71	33
		676
Textiles, Apparel & Luxury Goods 0.7%
NIKE, Class B	1,280	150
		150
Total Consumer Discretionary		2,328
CONSUMER STAPLES 7.2%
Beverages 2.5%
Coca-Cola	3,070	195
Constellation Brands, Class A	342	79
Keurig Dr Pepper	1,511	54
Monster Beverage (1)	816	83
PepsiCo	886	160
		571
Food & Staples Retailing 1.4%
Costco Wholesale	335	153
Walmart	1,238	175
		328
Food Products 0.8%
Conagra Brands	1,228	48

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Darling Ingredients (1)	243	15
Kraft Heinz	500	20
Mondelez International	1,477	99
		182
Household Products 1.3%
Colgate-Palmolive	189	15
Kimberly-Clark	228	31
Procter & Gamble	1,630	247
		293
Personal Products 0.3%
Estee Lauder, Class A	253	63
		63
Tobacco 0.9%
Altria Group	1,262	58
Philip Morris International	1,535	155
		213
Total Consumer Staples		1,650
ENERGY 4.9%
Energy Equipment & Services 0.4%
Halliburton	2,594	102
		102
Oil, Gas & Consumable Fuels 4.5%
Chevron	1,300	233
ConocoPhillips	1,572	185
EOG Resources	640	83
Exxon Mobil	2,656	293
Hess	402	57
Marathon Petroleum	616	72
Pioneer Natural Resources	156	36
TC Energy	65	3

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
TotalEnergies, ADR	1,036	64
		1,026
Total Energy		1,128
FINANCIALS 12.1%
Banks 4.1%
Bank of America	4,806	159
Citigroup	1,060	48
Citizens Financial Group	318	13
Fifth Third Bancorp	1,915	63
First Republic Bank	40	5
Huntington Bancshares	6,322	89
JPMorgan Chase	1,923	258
Signature Bank	218	25
SVB Financial Group (1)	97	22
US Bancorp	1,813	79
Wells Fargo	4,693	194
		955
Capital Markets 3.0%
Ameriprise Financial	110	34
Ares Management	179	12
Bank of New York Mellon	344	16
BlackRock	60	43
Blue Owl Capital	929	10
Charles Schwab	1,552	129
CME Group	260	44
Goldman Sachs Group	342	117
Intercontinental Exchange	641	66
Invesco	687	12
MarketAxess Holdings	17	5
Morgan Stanley	563	48
MSCI	93	43
S&P Global	338	113

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
State Street	81	6
		698
Consumer Finance 0.4%
American Express	476	71
Capital One Financial	130	12
		83
Diversified Financial Services 2.0%
Apollo Global Management	397	25
Berkshire Hathaway, Class B (1)	1,074	332
Corebridge Financial	2,387	48
Equitable Holdings	1,886	54
Voya Financial	160	10
		469
Insurance 2.6%
American International Group	1,788	113
Assurant	289	36
Chubb	633	140
Hartford Financial Services Group	1,403	106
Marsh & McLennan	369	61
MetLife	1,096	79
RenaissanceRe Holdings	339	63
		598
Total Financials		2,803
HEALTH CARE 16.5%
Biotechnology 2.5%
AbbVie	1,400	226
Amgen	340	89
Biogen (1)	161	45
Gilead Sciences	300	26
Moderna (1)	374	67

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Regeneron Pharmaceuticals (1)	97	70
Vertex Pharmaceuticals (1)	186	54
		577
Health Care Equipment & Supplies 2.7%
Abbott Laboratories	761	84
Becton Dickinson	555	141
Boston Scientific (1)	200	9
Dexcom (1)	595	67
Intuitive Surgical (1)	455	121
Medtronic	280	22
STERIS	125	23
Stryker	295	72
Zimmer Biomet Holdings	636	81
		620
Health Care Providers & Services 3.9%
AmerisourceBergen	170	28
Centene (1)	673	55
Cigna	173	57
CVS Health	476	44
Elevance Health	246	126
HCA Healthcare	94	23
Humana	164	84
McKesson	120	45
Molina Healthcare (1)	150	50
UnitedHealth Group	747	396
		908
Health Care Technology 0.1%
Veeva Systems, Class A (1)	66	11
		11
Life Sciences Tools & Services 2.2%
Agilent Technologies	434	65

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Charles River Laboratories International (1)	60	13
Danaher	669	177
Illumina (1)	50	10
Mettler-Toledo International (1)	20	29
Thermo Fisher Scientific	372	205
West Pharmaceutical Services	42	10
		509
Pharmaceuticals 5.1%
AstraZeneca, ADR	675	46
Bristol-Myers Squibb	862	62
Elanco Animal Health (1)	485	6
Eli Lilly	733	268
Johnson & Johnson	1,690	299
Merck	1,869	207
Novo Nordisk, ADR	100	14
Pfizer	2,745	141
Sanofi, ADR	59	3
Viatris	4,899	54
Zoetis	488	71
		1,171
Total Health Care		3,796
INDUSTRIALS & BUSINESS SERVICES 7.7%
Aerospace & Defense 1.0%
Boeing (1)	318	61
L3Harris Technologies	347	72
Raytheon Technologies	120	12
Textron	530	38
TransDigm Group	78	49
		232
Air Freight & Logistics 0.3%
FedEx	226	39

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
United Parcel Service, Class B	137	24
		63
Airlines 0.2%
Southwest Airlines (1)	872	29
United Airlines Holdings (1)	502	19
		48
Building Products 0.4%
Carrier Global	400	16
Trane Technologies	438	74
		90
Commercial Services & Supplies 0.3%
Waste Connections	487	64
		64
Construction & Engineering 0.2%
WillScot Mobile Mini Holdings (1)	839	38
		38
Electrical Equipment 0.4%
AMETEX	340	47
Generac Holdings (1)	46	5
Rockwell Automation	171	44
		96
Industrial Conglomerates 2.0%
General Electric	2,602	218
Honeywell International	695	149
Roper Technologies	243	105
		472
Machinery 1.3%
Cummins	408	99
Fortive	99	6

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Ingersoll Rand	1,320	69
Otis Worldwide	475	37
PACCAR	482	48
Stanley Black & Decker	622	47
		306
Professional Services 0.2%
CoStar Group (1)	326	25
TransUnion	337	19
		44
Road & Rail 1.2%
Canadian Pacific Railway	709	53
CSX	2,417	75
JB Hunt Transport Services	249	44
Old Dominion Freight Line	248	70
Saia (1)	139	29
		271
Trading Companies & Distributors 0.2%
United Rentals (1)	117	42
		42
Total Industrials & Business Services		1,766
INFORMATION TECHNOLOGY 26.2%
Communications Equipment 0.4%
Arista Networks (1)	396	48
Cisco Systems	878	42
		90
Electronic Equipment, Instruments & Components 0.4%
Amphenol, Class A	33	3
Teledyne Technologies (1)	191	76
Trimble (1)	500	25
		104

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
IT Services 4.8%
Accenture, Class A	759	202
Cognizant Technology Solutions, Class A	192	11
Fiserv (1)	1,704	172
FleetCor Technologies (1)	566	104
Global Payments	836	83
Mastercard, Class A	646	225
MongoDB (1)	80	16
Visa, Class A	1,458	303
		1,116
Semiconductors & Semiconductor Equipment 5.3%
Advanced Micro Devices (1)	1,592	103
Analog Devices	150	25
Applied Materials	370	36
ASML Holding NV	90	49
Broadcom	445	249
Enphase Energy (1)	100	26
First Solar (1)	50	7
KLA	267	101
Lam Research	90	38
Marvell Technology	852	32
Micron Technology	935	47
Monolithic Power Systems	90	32
NVIDIA	2,160	316
NXP Semiconductors	28	4
ON Semiconductor (1)	52	3
QUALCOMM	657	72
Teradyne	60	5
Texas Instruments	450	74
		1,219

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Software 9.2%
Adobe (1)	263	89
Black Knight (1)	133	8
Cadence Design Systems (1)	350	56
Descartes Systems Group (1)	302	21
Fortinet (1)	947	46
Intuit	243	95
Microsoft	5,638	1,352
NortonLifeLock	972	21
Salesforce.com (1)	1,871	248
ServiceNow (1)	197	76
Synopsys (1)	246	79
Workday (1)	85	14
Zoom Video Communications, Class A (1)	176	12
		2,117
Technology Hardware, Storage & Peripherals 6.1%
Apple	10,539	1,369
Pure Storage, Class A (1)	543	15
Western Digital (1)	600	19
		1,403
Total Information Technology		6,049
MATERIALS 3.0%
Chemicals 2.1%
Air Products & Chemicals	218	67
CF Industries Holdings	322	27
Corteva	235	14
FMC	206	26
Linde	609	199
Nutrien	186	14
PPG Industries	70	9
RPM International	324	31

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Sherwin-Williams	412	98
		485
Construction Materials 0.1%
Vulcan Materials	185	32
		32
Containers & Packaging 0.7%
Avery Dennison	236	43
Ball	474	24
International Paper	475	16
Packaging of America	224	29
Sealed Air	760	38
WestRock	267	9
		159
Metals & Mining 0.1%
Steel Dynamics	100	10
		10
Paper & Forest Products 0.0%
West Fraser Timber	113	8
		8
Total Materials		694
REAL ESTATE 2.5%
Equity Real Estate Investment Trusts 2.5%
Alexandria Real Estate Equities, REIT	136	20
American Homes 4 Rent, Class A, REIT	229	7
American Tower, REIT	149	31
AvalonBay Communities, REIT	125	20
Camden Property Trust, REIT	53	6
Equinix, REIT	127	83
Equity LifeStyle Properties, REIT	214	14
Essex Property Trust, REIT	126	27

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Extra Space Storage, REIT	179	26
Prologis, REIT	716	81
Public Storage, REIT	146	41
Rexford Industrial Realty, REIT	508	28
SBA Communications, REIT	449	126
Simon Property Group, REIT	249	29
Sun Communities, REIT	28	4
Welltower, REIT	581	38
Weyerhaeuser, REIT	187	6
Total Real Estate		587
UTILITIES 3.3%
Electric Utilities 1.9%
American Electric Power	193	18
Exelon	1,578	68
NextEra Energy	1,627	136
PG&E (1)	5,581	91
Southern	1,564	112
Xcel Energy	208	14
		439
Multi-Utilities 1.4%
Ameren	815	73
CMS Energy	400	25
Dominion Energy	1,532	94
DTE Energy	250	29
Sempra Energy	330	51
WEC Energy Group	466	44
		316
Total Utilities		755
Total Common Stocks (Cost $24,435)		23,201

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
SHORT-TERM INVESTMENTS 0.0%
Money Market Funds 0.0%
State Street Institutional U.S. Government Money Market Fund, 4.12% (2)	318	-
Total Short-Term Investments (Cost $-)		-
Total Investments in Securities 100.6% of Net Assets (Cost $24,435)		$ 23,201

‡	Shares are denominated in U.S. dollars unless otherwise noted.
(1)	Non-income producing.
(2)	Seven-day yield
ADR	American Depositary Receipts
REIT	A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

December 31, 2022
     STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $24,435)	$ 23,201
Dividends receivable	20
Receivable for investment securities sold	10
Total assets	23,231
Liabilities
Due to custodian	144
Payable for investment securities purchased	15
Investment management and administrative fees payable	8
Total liabilities	167
NET ASSETS	$ 23,064
Net assets consists of:
Total distributable earnings (loss)	$ (2,590)
Paid-in capital applicable to 1,015,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	25,654
NET ASSETS	$ 23,064
NET ASSET VALUE PER SHARE	$ 22.72
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

     STATEMENT OF OPERATIONS

($000s)
Year Ended
12/31/22
Investment Income (Loss)
Dividend income (net of foreign taxes of $1)	$ 308
Investment management and administrative expense	75
Net investment income	233
Realized and Unrealized Gain / Loss
Net realized gain (loss)
Securities	(1,346)
In-kind redemptions	(27)
Net realized loss	(1,373)
Change in net unrealized gain / loss on securities	(3,527)
Net realized and unrealized gain / loss	(4,900)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (4,667)
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

     STATEMENT OF CHANGES IN NET ASSETS

($000s)
	Year Ended	6/8/21 Through
	12/31/22	12/31/21
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 233	$ 100
Net realized gain (loss)	(1,373)	20
Change in net unrealized gain / loss	(3,527)	2,293
Increase (Decrease) in net assets from operations	(4,667)	2,413
Distributions to shareholders
Net earnings	(266)	(98)
Capital share transactions*
Shares sold	5,170	20,850
Shares redeemed	(338)	—
Increase in net assets from capital share transactions	4,832	20,850
Net Assets
Increase (decrease) during period	(101)	23,165
Beginning of period	23,165	-
End of period	$ 23,064	$ 23,165
*Share information
Shares sold	210	820
Shares redeemed	(15)	—
Increase in shares outstanding	195	820
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

     NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Equity Research ETF (the fund) is a non-diversified, open-end management investment company established by the corporation. The fund incepted on June 8, 2021. The fund seeks to provide long-term capital growth.
The fund is considered an actively-managed exchange-traded fund (ETF) that does not disclose its portfolio holdings daily, which is different from a traditional ETF and may create additional risks. In order to provide market participants with information on the fund’s investments, the fund publishes a “Proxy Portfolio” on its website daily. A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The fund does disclose its full portfolio holdings on a quarterly basis, similar to mutual funds.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. A capital gain distribution, if any, may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.
Capital Share Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE). However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
New Accounting Guidance
In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund’s financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE  2  –   VALUATION
Security Valuation
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund's Board of Directors (the Board) has designated T. Rowe Price Associates, Inc. as the fund's valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs
On December 31, 2022, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.
NOTE  3  –   OTHER INVESTMENT TRANSACTIONS
Purchases and sales of portfolio securities excluding in-kind transactions and short-term securities aggregated $9,119,000 and $8,822,000, respectively, for the year ended December 31, 2022. Portfolio securities received or delivered through in-kind transactions aggregated $5,125,000 and $335,000, respectively, for the year ended December 31, 2022.
NOTE  4  –   FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets and relate primarily to redemptions in kind.
The tax character of distributions paid for the periods presented was as follows:

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

($000s)
	December 31	December 31
	2022	2021
Ordinary income (including short-term capital gains, if any)	$ 266	$ 98
At December 31, 2022, the tax-basis cost of investments, (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:
($000s)
Cost of investments	$ 24,553
Unrealized appreciation	$ 1,409
Unrealized depreciation	(2,761)
Net unrealized appreciation (depreciation)	$ (1,352)
At December 31, 2022, the tax-basis components of accumulated net earnings (loss) were as follows:
($000s)
Undistributed ordinary income	$ 1
Net unrealized appreciation (depreciation)	(1,352)
Loss carryforwards and deferrals	(1,239)
Total distributable earnings (loss)	$ (2,590)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to capital loss carryforwards. Capital loss carryforwards are available indefinitely to offset future realized capital gains.
NOTE  5  –   FOREIGN TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.
NOTE  6  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.34% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses, but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring expenses and extraordinary expenses.
As of December 31, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 600,000 shares of the fund, representing 59% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2022, this reimbursement amounted to less than $1,000.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

NOTE  7  –   BORROWING
During the year ended December 31, 2022, the fund had borrowings outstanding from State Street Bank on eleven days in the average amount of $93,000 and at an average annual rate of 7.60%. At December 31, 2022, the fund had outstanding borrowings of $144,000 at an annual rate of 7.60%.
NOTE  8  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of T. Rowe Price Exchange-Traded Funds, Inc. and Shareholders of T. Rowe Price U.S. Equity Research ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price U.S. Equity Research ETF (one of the funds constituting T. Rowe Price Exchange-Traded Funds, Inc., referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2022 and for the period June 8, 2021 (Inception) through December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year ended December 31, 2022 and the changes in its net assets and the financial highlights for the year ended December 31, 2022 and for the period June 8, 2021 (Inception) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(CONTINUED)
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2023
We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/22
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund’s distributions to shareholders included:
For taxable non-corporate shareholders, $290,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.
For corporate shareholders, $269,000 of the fund’s income qualifies for the dividends received deduction.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov).

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 25, 2022, the Board was presented with an annual assessment prepared by the LRC, on behalf of the Adviser, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.
For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2021, through March 31, 2022. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

ABOUT THE FUND’S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price and its affiliates. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS(a)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore (1959) 2020 [205]	President and Chief Executive Officer, Federal Home Loan
Bank of San Francisco (2021 to present); President, Radian Guaranty
(2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC
(2018 to 2021); Director, Chimera Investment Corporation (2017 to
2021); Director, First Industrial Realty Trust (2020 to present);
Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)
Ronald J. Daniels(b) (1959) 2018 [0]	President, The Johns Hopkins University and Professor, Political
Science Department, The Johns Hopkins University (2009 to present);
Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio
Pharma, Inc. (2020 to present)
Bruce W. Duncan (1951) 2020 [205]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to
2021); Chief Executive Officer and Director (2009 to 2016), Chair of the
Board (2016 to 2020), and President (2009 to 2016), First Industrial
Realty Trust, owner and operator of industrial properties; Chair of the
Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Member, Investment Company
Institute Board of Governors (2017 to 2019); Member, Independent
Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR
(2018 to present); Director, Boston Properties (2016 to present);
Director, Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr. (1952) 2020 [205]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
collaborative working to improve opportunities for young African
Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

INDEPENDENT DIRECTORS(a) (continued)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Paul F. McBride (1956) 2020 [205]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)
Kellye L. Walker(c) (1966) 2021 [205]	Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
  (a)All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
  (b)Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price Funds.
  (c)Effective November 8, 2021, Ms. Walker was appointed as an independent director of the Price Funds.
INTERESTED DIRECTORS(a)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
David Oestreicher (1967) 2020 [205]	Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Director and Secretary,
T. Rowe Price Investment Management, Inc. (Price Investment
Management); Vice President and Secretary, T. Rowe Price
international (Price International); Vice President, T. Rowe Price Hong
Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and
T. Rowe Price Singapore (Price Singapore); General Counsel, Vice
President, and Secretary, T. Rowe Price Group, Inc.; Chair of the
Board, Chief Executive Officer, President, and Secretary, T. Rowe
Price Trust Company; Principal Executive Officer and Executive Vice
President, all funds

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

INTERESTED DIRECTORS(a) (continued)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Robert W. Sharps, CFA, CPA(b) (1971) 2020 [0]	Director and Vice President, T. Rowe Price; Director, Price Investment Management; Chief Executive Officer and President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company
Eric L. Veiel, CFA (1972) 2022 [205]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
  (a)All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
  (b)Effective February 3, 2022, Mr. Sharps resigned from his role as an interested director of the Price Funds.
OFFICERS
Name (Year of Birth) Position Held With Exchange-Traded Funds, Inc.	Principal Occupation(s)
Armando (Dino) Capasso (1974) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price and Price Investment Management; Vice President, T. Rowe Price Group, Inc.; formerly, Chief Compliance Officer, PGIM Investments LLC and AST Investment Services, Inc. (ASTIS) (to 2022); Chief Compliance Officer, PGIM Retail Funds complex and Prudential Insurance Funds (to 2022); Vice President and Deputy Chief Compliance Officer, PGIM Investments LLC and ASTIS (to 2019); Senior Vice President and Senior Counsel, Pacific Investment Management Company LLC (to 2017)
Timothy Coyne (1967) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Joseph B. Fath, CPA (1971) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

OFFICERS (continued)
Name (Year of Birth) Position Held With Exchange-Traded Funds, Inc.	Principal Occupation(s)
Gary J. Greb (1961) Vice President	Vice President, Price Investment Management, T. Rowe Price, Price International, and T. Rowe Price Trust Company
Paul Greene II (1978) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Cheryl Hampton, CPA (1969) Vice President	Vice President, T. Rowe Price; formerly, Tax Director, Invesco Ltd. (to 2021); Vice President, Oppenheimer Funds, Inc. (to 2019)
Ann M. Holcomb, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Thomas J. Huber, CFA (1966) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Benjamin Kersse, CPA (1989) Vice President	Vice President, T. Rowe Price
Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
John D. Linehan, CFA (1965) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.
Jason Benjamin Polun, CFA (1974) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price
Megan Warren (1968) Vice President	OFAC Sanctions Compliance Officer and Vice President, Price Investment Management; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
Thomas H. Watson (1977) Executive Vice President	Director and Vice President, T. Rowe Price Trust Company; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

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100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202302-2582092
T. Rowe Price Investment Services, Inc.
ETF967-050 2/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$25,028	$19,964
Audit-Related Fees	-	-
Tax Fees	4,448	4,382
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1)  The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2)  No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,037,000 and $3,732,000, respectively.

(h)  All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)  The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item  13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 16, 2023